UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 7, 2018

Natural Grocers by Vitamin Cottage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35608	45-5034161
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12612 West Alameda Parkway

Lakewood, Colorado 80228

(Address of principal executive offices) (Zip Code)

(303) 986-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Natural Grocers by Vitamin Cottage, Inc. (the “Company”) was held on March 7, 2018, in Lakewood, Colorado. A total of 20,870,030 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, constituting approximately 93.39% of the outstanding shares entitled to vote at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement filed by the Company with the Securities and Exchange Commission on January 19, 2018:

1.	To elect Heather Isely, Kemper Isely and Edward Cerkovnik as Class III directors, each to serve for a three-year term expiring at the Company’s 2021 Annual Meeting of Stockholders (“Proposal No. 1”);

2.	To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018 (“Proposal No. 2”);

3.	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“NEOs”) (“Proposal No. 3”); and

4.	To hold an advisory vote on the frequency of future stockholder advisory votes regarding the compensation paid to the Company’s NEOs (“Proposal No. 4”).

The Company’s stockholders approved the nominees recommended for election in Proposal No. 1. The votes cast on Proposal No. 1 were as follows:

	For	Withheld	Broker Non-Votes
Heather Isely	15,353,977	2,404,735	3,111,318
Kemper Isely	15,354,508	2,404,204	3,111,318
Edward Cerkovnik	17,498,236	260,476	3,111,318

The Company’s stockholders approved Proposal No. 2. The votes cast on Proposal No. 2 were as follows:

	For	Against	Abstain	Broker Non-Votes
Appointment of KPMG	20,817,148	8,886	43,996	0

The Company’s stockholders approved Proposal No. 3. The votes cast on Proposal No. 3 were as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of NEO compensation	17,691,546	51,266	15,899	3,111,319

On Proposal No. 4, the greatest number of votes was cast for future advisory votes on the compensation paid to the Company’s NEOs every three years. The votes cast on Proposal No. 4 were as follows:

	Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
Frequency of future votes on NEO compensation	3,217,191	41,712	14,108,253	391,555	3,111,319

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2018

Natural Grocers by Vitamin Cottage, Inc.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President

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